    Exhibit 3.1

Federal Identification
No. 04-3039129

The Commonwealth of Massachusetts
MICHAEL JOSEPH CONNOLLY
Secretary of State
ONE ASHBURTON PLACE, BOSTON, MASS: 02108

RESTATED ARTICLES OF ORGANIZATION

General Laws, Chapter 156B, Section 74

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Joshua Boger, President
Richard H. Aldrich, Clerk of

Vertex Pharmaceuticals Incorporated
(Name of Corporation)

located at 40 Allston Street, Cambridge, Massachusetts 02139 do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on May 24 , 1991, by vote of

1,080,000 shares of common out of 2,702,500 shares outstanding,
(Class of Stock)

5,051,955 shares of Series A Convertible Preferred Stock out of 5,279,227 shares outstanding, and
(Class of Stock)

1,343,655 shares of Series B Convertible Preferred Stock out of 1,404,000 shares outstanding,
(Class of Stock)
*
being at least two-third of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:

1. The name by which the corporation shall be known is:

Vertex Pharmaceuticals Incorporated

2. The purpose for which the corporation is formed are as follows:

To develop, manufacture, market, and sell pharmaceutical products.

To carry on any business or other activity which may be lawfully carried on by a corporation organized under the Business Corporation Law of the Commonwealth of Massachusetts whether or not related to those referred to in the foregoing paragraph.

* 571,429 shares of Series C Convertible Preferred Stock out of 571,429 shares outstanding

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

Class of Stock    Without Par Value      With Par Value
Number of Shares     Number of Shares     Par Value
--------------      -----------------      ----------------          ---------
Preferred      None      1,000,000 $.01
Common      None      25,000,000 $.01

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

See Attached.

*5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

None.

*6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

See Attached.

*If there are no such provisions, state "None".

AMENDMENTS

1. Article 3 is amended as follows:

(i) Every three shares of the Common Stock, $.01 par value, of the Corporation outstanding on the effective date of these Restated Articles of Organization shall on such effective date be combined into two shares of Common Stock, $.01 par value; provided, that no fractional shares shall be issued in connection with such combination and the fair value of fractional shares resulting therefrom shall be paid in cash to holders who would otherwise have received such fractional shares; and provided, further, that in connection with the foregoing, no changes shall be made in the capital or surplus account of the Corporation.

(ii) In connection and simultaneously with the combination described above, the authorized Common Stock, $.01 par value, of the Corporation shall be reduced from 11,024,000 shares to 7,349,333 shares; provided, that in connection with the foregoing, no changes shall be made in the capital or surplus account of the Corporation.

(iii) Every three shares of each series of the Convertible Preferred Stock, $.01 par value, of the Corporation outstanding on the effective date of these Restated Articles of Organization shall on such effective date, pursuant to the terms of such Convertible Preferred Stock, be automatically converted into two shares of Common Stock, $.01 par value; provided, that no fractional shares shall be issued in connection with said conversion and the fair value of fractional shares resulting therefrom shall be paid in cash to holders who would have otherwise received such fractional shares.

(iv) In connection and simultaneously with the conversion described above, the entire class, including each series of such class, of Convertible Preferred Stock, $.01 par value, of the Corporation shall be cancelled and withdrawn from the authorized capital stock of the Corporation.

(v) Immediately following the foregoing, the amount of the authorized capital stock of the Corporation shall be increased to 26,000,000 shares, consisting of 25,000,000 shares of Common Stock, $.01 par value, and 1,000,000 shares of Preferred Stock, $.01 par value.

2. Article 4 is amended as follows:

(i) The class of Preferred Stock, $.01 par value, authorized pursuant to Article 3 is authorized to be issued by the Board of Directors, in one or more series, as set forth in Article 4 of these Restated Articles of Organization.

3. Article 6 is amended as follows:

(i) The first paragraph, relating to Amendment of the By-Laws, is designated as Part A.

(ii) The second paragraph, relating to Meetings of Stockholders, is designated as Part B.

(iii)The third paragraph, relating to Partnership Agreements, is designated as Part C.

(iv) The fourth paragraph, relating to liability of Directors, is designated as Part D.

(v) There is added as a new Part E provisions relating to (a) the election of a classified Board of Directors, (b) nomination of directors, (c) filling of newly created directorships and vacancies, (d) removal of directors, (e) election of directors by holders of Preferred Stock, and (f) amendment or repeal of the provisions set forth in Part E.

2

ARTICLE 4

A. Common Stock

The holders of shares of Common Stock of the Corporation shall be entitled to one vote for each share of such stock held by them, respectively, upon all matters presented to the stockholders. The Common Stock shall be subject to the special provisions applicable to any series of Preferred Stock issued by the Board of Directors, as hereinafter provided.

B. Preferred Stock.

The Preferred Stock may be issued by the Board of Directors, in one or more series and with such rights, powers, preferences, and terms and at such times and for such consideration as the Board of Directors shall determine, without further stockholder action. With respect to any such series of Preferred Stock, prior to issuance, the Board of Directors by resolution shall designate that series to distinguish it from other series and classes of stock of the Corporation, shall specify that number of shares to be included in the series, and shall fix the rights, powers, preferences, and terms of the shares of the series, including but without limitation: (i) the dividend rate, its preference as to any other class or series of capital stock, and whether dividends will be cumulative or non cumulative; (ii) whether the shares are to be redeemable and, if so, at what times and prices and on what other terms and conditions; (iii) the terms and amount of any sinking fund provided for the purchase of redemption for the shares; (iv) whether the shares shall be convertible or exchangeable and, if so, the times, prices, rates, adjustments, and other terms of such conversion or exchange; (v) the voting rights, if any, applicable to the shares in addition to those prescribed by law; (vi) the restrictions and conditions, if any, on the issue or reissue of any additional shares of such series or of any other series of Preferred Stock ranking on a parity with or prior to the shares of such series; and (vii) the rights of the holders of such shares upon voluntary or involuntary liquidation, dissolution, or winding up of the Corporation.

4A

ARTICLE 6

A. Amendment of By-Laws

To the extent and the manner provided in the By-Laws, the Board of Directors may make, amend, or repeal the By-Laws in whole or in part, except with respect to any provision thereof which by law or by the By-Laws requires action by the stockholders.

B. Meetings of Stockholders

To the extent and in the manner provided in the By-Laws, meetings of the stockholders may be held anywhere within the Commonwealth of Massachusetts or elsewhere in the United States.

C. Partnership Agreements

The Corporation may enter into partnership agreements (general or limited) and joint ventures with any person, firm, association, or corporation engaged in carrying on any business in which the Corporation is authorized to engage, or in connection with carrying out all or any of the purposes of the Corporation.

D. Liability of Directors

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of laws, (iii) under Section 61 or 62 of the Business Corporation Law, Chapter 156B, of the Commonwealth of Massachusetts, or (iv) for any transactions from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

E. Board of Directors

1. Number, Election and Terms. Subject to the rights of the holders of any series of Preferred Stock to elect directors who shall serve for such term and have such voting powers as shall be provided in Article 4 of these Articles, the Board of Directors shall consist of such number of persons as shall be provided in the Corporation's By-Laws. The Board of Directors shall be classified with respect to the time for which its members shall severally hold office by dividing them into three classes, as nearly equal in number as possible, with the term of office of one class expiring at the annual meeting of stockholders each year. At each annual meeting of the stockholders of the Corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. If the number of directors

6A

is changed, any increase or decrease shall be apportioned by the Board of Directors among the classes so as maintain the number of directors in each class as nearly equal as possible. Each director shall hold office until the annual meeting for the year in which such director's term expires and until such director's successor shall be elected and shall qualify. No director need be a stockholder.

2. Nomination. Advance notice of nominations for the election of directors, other than by the Board of Directors or a committee thereof, shall be given within the time and in the manner provided in the By-Laws.

3. Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

4. Removal of Directors. Any director may be removed from office by stockholder vote at any time, but only for cause, by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Any director may also be removed from office for cause by vote of a majority of the directors then in office.

5. Directors Elected by Holders of Preferred Stock. Whenever the holders of any class or series of Preferred Stock or of any other class or series of shares issued by the Corporation shall have the right, voting separately as a class or series, to elect one or more directors under specified circumstances, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of these Articles applicable to such class or series, and none of the provisions of this Part E shall apply with respect to directors so elected.

6. Amendment, Repeal, etc. Notwithstanding any other provision of these Articles to the contrary, the affirmative vote of the holders of at least 80% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, or repeal this Part E or any provision thereof.

6B

*We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 3, 4 and 6.

(*If there are no such amendments, state "None".)

Briefly describe amendments in space below:

See Attached.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 30th day of July in the year 1991

/S/ Joshua Boger
-------------------------------
Joshua Boger President

/S/ Richard H. Aldrich
-------------------------------
Richard H. Aldrich Clerk

THE COMMONWEALTH OF MASSACHUSETTS

RESTATED ARTICLES OF ORGANIZATION
(General Laws, Chapter 156B, Section 74)

I hereby approve the within restated articles of organization and, the filing fee in the amount of $19,150.67 having been paid, said articles are deemed to have been filed with me this 31st day of July, 1991

/S/ MICHAEL JOSEPH CONNOLLY
-----------------------
MICHAEL JOSEPH CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT TO:
Timothy B. Bancroft, Esq.
Warner & Stackpole
75 State Street, Boston, MA 02109
Telephone (617) 951-9000

Copy Mailed

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS. 02108
CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
A SERIES OF A CLASS OF STOCK

General Laws, Chapter 156B, Section 26

We, Joshua Boger, President and
Richard H. Aldrich, Clerk of

Vertex Pharmaceuticals Incorporated
(Name of Corporation)

located at 40 Allston Street, Cambridge, Massachusetts 02139 do hereby certify that by unanimous written consent of the Board of Directors as of July 1, 1991, the following vote establishing and designating a series of class of stock and determining the relative rights and preferences thereof was duly adopted.

See attached.

Note: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" x 11". Only one side should be used.

VOTED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") by the provisions of the Restated Articles of Organization of the Corporation approved by the Board on May 23, 1991 and approved by the stockholders of the Corporation on May 24, 1991, the Board of Directors hereby establishes a series of Preferred Stock (the "Preferred Stock") of the Corporation, effective as of the date of the filing of the Restated Articles of Organization with the Secretary of the Commonwealth of Massachusetts, and hereby states the designation and number of shares, and prescribes the relative rights and preferences thereof as follows:

Series A Junior Participating Preferred Stock:

Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 250,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants, or the conversion of any outstanding securities, issued by the Corporation exercisable for or convertible into Series A Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provisions for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly

Continuation Sheet 2A

Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be

Continuation Sheet 2B

not more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation.

(B) Except as otherwise provided herein, in any other Certificate of Vote of Directors establishing a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of the stockholders of the Corporation.

(C) Except as otherwise provided herein, or by law, holders of shares of Series A Preferred Stock shall have no special voting rights and - their consent shall not be required (except to the extent they are entitled to vote with holders of shares of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock; provided,

Continuation Sheet 2C

that the Corporation may at any time redeem, purchase or otherwise acquire shares of such junior stock in exchange for shares of stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except-in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Articles of Organization, or in any other Certificate of Vote of Directors establishing a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares

Continuation Sheet 2D

of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock-in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders or shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso to clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

Continuation Sheet 2E

Section 10. Amendment. The Restated Articles of Organization of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

Continuation Sheet 2F

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 30th day of July in the year 1991.

/S/ Joshua Boger
----------------------------
Joshua Boger, President

/S/ Richard H. Aldrich
----------------------------
Richard H. Aldrich, Clerk

    THE COMMONWEALTH OF MASSACHUSETTS

Certificate of Vote of Directors Establishing
A Series of a Class of Stock
(General Laws, Chapter 156B, Section 26)

    I hereby approve the within certificate and, the
filing fee in the amount of $100.00
    having been paid, said certificate is hereby filed this
31st day of July, 1991

    /S/ MICHAEL JOSEPH CONNOLLY

    MICHAEL JOSEPH CONNOLLY
Secretary of State

    TO BE FILLED IN BY CORPORATION
    Photo copy of certificate to be sent
TO:
        Timothy B. Bancroft, Esq.
        Warner & Stackpole
        75 State Street, Boston, MA 02109
    Telephone: (617) 951-9000

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

We, Joshua S. Boger, President
and Richard H. Aldrich, Clerk
of

Vertex Pharmaceuticals Incorporated ,
(EXACT NAME OF CORPORATION)

located at 40 Allston Street, Cambridge, Massachusetts 02139 ,
--------------------------------------------------------------------
(STREET ADDRESS OF CORPORATION IN MASSACHUSETTS)
certify that these Articles of Amendment affecting articles numbered: 3
---------- --------------------------------
(NUMBER THOSE ARTICLES 1, 2, 3, 4, 5 AND/OR 6 BEING AMENDED)
of the Articles of Organization were duly adopted at a meeting held on May 11, 1995 , by vote of:

11,800,239 shares of Common Stock of 17,189,713 shares outstanding, ---------- ------------- ---------------
(TYPE, CLASS & series, if any)

shares of of shares outstanding, and ------- ----------------- -----------------
(TYPE, CLASS & series, if any)

shares of of shares outstanding --------- ------------------- --------------
(TYPE, CLASS & series, if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:

VOTED:	To increase the number of shares of Common Stock, $.01 par value per share that the Corporation shall have authority to issue from 25,000,000 shares to 50,000,000 shares; and that Article 3 of the

Corporation's Restated Articles of Organization be, and hereby is, amended to read as follows:

3.
The total number of shares and the par value, if any, of each class of stock which the Corporation shall be authorized to issue is as follows: 1,000,000 shares of Preferred Stock, $.01 par value per share and 50,000,000 shares of Common Stock, $.01 par value per share.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total PRESENTLY authorized is:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common: 0     Common:     25,000,000     $ 0.01

Preferred: 0     Preferred:     1,000,000     $ 0.01

CHANGE the total authorized to:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common: 0     Common:     50,000,000     $ 0.01

Preferred: 0     Preferred:     1,000,000     $ 0.01

2

The foregoing amendment will become effective when these Article of Amendments are filed in accordance with General Laws, Chapter 156B, Section 6 unless the articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

EFFECTIVE DATE:_________________________________.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 15th day of May, in the year 1995,

/s/ Joshua S. Boger , President
-------------------------------------------

/s/ Richard H. Aldrich , Clerk
-------------------------------------------

3

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(GENERAL LAWS, CHAPTER 156B, SECTION 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $25,000.00 having been paid, said articles are deemed to have been filed with me this 17th day of May 1995.

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN

SECRETARY OF THE COMMONWEALTH

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF DOCUMENT TO BE SENT TO:

KENNETH S. BOGER, ESQUIRE
WARNER & STACKPOLE
75 STATE STREET
BOSTON, MA 02109
617-951-9000

FEDERAL IDENTIFICATION
                    NO. 04-3039129

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General laws, Chapter 156B, Section 72)

We, Thomas G. Auchincloss, Jr., Vice President,
---------------------------------------
and Richard H. Aldrich , Clerk,
of

Vertex Pharmaceuticals Incorporated
(Exact name of corporation)

located at: 130 Waverly Street, Cambridge, Massachusetts 02139-4242
(Street address of corporation in Massachusetts)

certify that these Articles of Amendments affecting articles numbered:
3
-------------------------------------------------------------
(number those articles 1, 2, 3, 4, 5, and/or 6 being amended)
of the Articles of Organization were duly adopted at a meeting held on May 8, 1997, by vote of: 18,591,245 shares of Common Stock of 24,680,649 shares outstanding.
(type, class & series if any)

shares of of shares outstanding and ---------- ------------- -----------
(type, class & series if any)

shares of of shares outstanding. ---------- ------------- -----------
(type, class & series if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon/

(see page 2)

(1) For amendments adopted pursuant to Chapter 156B, Section 70. (2) For amendments adopted pursuant to Chapter 156B, Section 71. Note: if the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8-1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common: 0     Common:     50,000,000     $ 0.01

Preferred: 0     Preferred:     1,000,000     $ 0.01

Change the total authorized to:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common: 0     Common:     100,000,000     $ 0.01

Preferred: 0     Preferred:     1,000,000     $ 0.01

VOTED:     To increase the number of shares of Common Stock, $.01 par value per share that the Corporation shall have authority to issue from 50,000,000 shares to 100,000,000 shares; and that Article 3 of the Corporation's Restated Articles of Organization be, and hereby is, amended to read as follows:

3. The total number of shares and the par value, if any, of each class of stock which the Corporation shall be authorized to issue is as follows: 1,000,000 shares of Preferred Stock, $.01 par value per share and 100,000,000 shares of Common Stock, $.01 par value per share.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: _______________________

SIGNED UNDER THE PENALTIES OF PERJURY, this 30th day of May, 1997.

/s/ Thomas G. Auchincloss, Jr., Vice President,
---------------------------------
Thomas G. Auchincloss, Jr.

/s/ Richard H. Aldrich. Clerk
------------------------------
Richard H. Aldrich

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)
------------------------------------------------------------------------------- ----------------------------------------------------------------
I hereby approve the within Articles of Amendment, and the filing fee in the amount of $50,000 having been paid, said article is deemed to have been filed with me this 4th day of June, 1997.

Effective date: _________________________

/S/ WILLIAM FRANCIS GALVIN

WILLIAM FRANCIS GALVIN

     Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
    Photocopy of document to be sent to:

Sarah P. Cecil
Vertex Pharmaceuticals Incorporated
130 Waverly Street
Cambridge, MA 02139-4242

FEDERAL IDENTIFICATION
                NO. 04-3039129

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

We, Vicki L. Sato, PH.D., President,

and Sarah P. Cecil, Clerk,

of

VERTEX PHARMACEUTICALS INCORPORATED,
(Exact name of corporation)

located at 130 WAVERLY STREET, CAMBRIDGE, MASSACHUSETTS 02139-4242,
(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered: 3
(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on MAY 8, 2001, by vote of:

40,020,139 shares of Common Stock of 60,150,471 shares outstanding,
(type, class & series, if any)

____________ shares of _________________ of ___________ shares outstanding, and
(type, class & series, if any)

____________ shares of _________________ of _______________ shares outstanding,
(type, class & series, if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common: 0     Common:     100,000,000     $ 0.01

Preferred: 0     Preferred:     1,000,000     $ 0.01

Change the total authorized to:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common: 0     Common:     200,000,000     $ 0.01

Preferred: 0     Preferred:     1,000,000     $ 0.01

VOTED:     To increase the number of shares of Common Stock, $.01 par value per share that the Corporation shall have authorized to issue from 100,000,000 shares to 200,000,000 shares; and that ARTICLE 3 of the Corporation's Restated Articles of Organization be, and hereby is, amended to read as follows:

3. The total number of shares and the par value, if any, of each class of stock which the Corporation shall be authorized to issue is as follows: 1,000,000 shares of Preferred Stock, $.01 par value per share and 200,000,000 shares of Common Stock, $.01 par value per share.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: ___________________________________ .

SIGNED UNDER THE PENALTIES OF PERJURY, this 16TH day of May, 2001,

/s/ Vicki L. Sato, Ph.D., President,
-------------------------------------
Vicki L. Sato, Ph.D.

/s/ Sarah P. Cecil, Clerk.
-------------------------------------
Sarah P. Cecil

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $100,000 having been paid, said articles are deemed to have been filed with me this 21st day of May, 2001.

Effective date: ______________________________________________

/S/ WILLIAM FRANCIS GALVIN

WILLIAM FRANCIS GALVIN
    Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

Sarah P. Cecil, Esq.
Vertex Pharmaceuticals Incorporated
130 Waverly Street
Cambridge, MA 02139-4242

Telephone: (617) 577-6000

FEDERAL IDENTIFICATION
                NO. 04-3039129

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT
(General Laws, Chapter 156D, Section 10.06; 950 CMR 113.34)

(1) Exact name of corporation: Vertex Pharmaceuticals Incorporated

(2) Registered office address: 130 Waverly Street, Cambridge, Massachusetts 02139
(number, street, city or town, state, zip code)

(3) These articles of amendment affect article(s): 3
(specify the number(s) of article(s) being amended (I-VI))

(4) Date adopted: May 15, 2008

(5) Approved by:

(check appropriate box)

    ☐ the incorporation

☐ the board of directors without shareholder approval and shareholder approval was not required.

☒ the board of directors and the shareholders in the manner required by law and the articles of organization.

(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

VOTED: To increase the number of shares of Common Stock, $.01 par value per share, that the Corporation shall have authorized to issue from 200,000,000 shares to 300,000,000 shares; and that ARTICLE 3 of the Corporation’s Restated Articles of Organization be, and hereby is, amended to read as follows:

3. The total number of shares and the par value, if any, of each class of stock that the Corporation shall be authorized to issue is as follows: 1,000,000 shares of Preferred Stock, $.01 par value per share, and 300,000,000 shares of Common Stock, $.01 par value per share.

To change the number of shares and the par value, *if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common: 0     Common:     200,000,000     $ 0.01

Preferred: 0     Preferred:     1,000,000     $ 0.01

Total authorized after amendment:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common: 0     Common:     300,000,000     $ 0.01

Preferred: 0     Preferred:     1,000,000     $ 0.01

(7) The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Signed by: /s/ Joshua Boger                                ,

☐ Chairman of the board of directors,
☒ President,
☐ Other officer,

☐ Court-appointed fiduciary,

on this 15th         day of May                , 2008        .

THE COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT
(General Laws, Chapter 156D, Section 10.06;950 CMR 113.34)

I hereby certify that upon examination of these articles of amendment, it appears that the provision of the General Laws relative thereto have been compiled with, and the filing fee in the amount of $100,000 having been paid, said articles are deemed to have been filed with me this 20th day of May, 2008, at 12:24 p.m.
time

    Effective date: ______________________________________________
(must be within 90 days of date submitted)

/S/ WILLIAM FRANCIS GALVIN

                 WILLIAM FRANCIS GALVIN
                 Secretary of the Commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

TO BE FILLED IN BY CORPORATION
Contact Information

KENNETH S. BOGER
SENIOR VICE PRESIDENT AND GENERAL COUNSEL
130 WAVERLY STREET
CAMBRIDGE, MA 02139-4242
Telephone: (617) 444-6417
Email: KEN_BOGER@VRTX.COM

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor.

If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

FEDERAL IDENTIFICATION
                NO. 04-3039129

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT
(General Laws, Chapter 156D, Section 10.06;950 CMR 113.34)

(1) Exact name of corporation: Vertex Pharmaceuticals Incorporated

(2) Registered office address: 155 Federal Street, Suite 700, Boston MA 02110
(number, street, city or town, state, zip code)

(3) These articles of amendment affect article(s): 3
(specify the number(s) of article(s) being amended (I-VI))

(4) Date adopted: June 4, 2015

(5) Approved by:

(check appropriate box)

    ☐ the incorporators

☐ the board of directors without shareholder approval and shareholder approval was not required.

☒ the board of directors and the shareholders in the manner required by law and the articles of organization.

(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

ARTICLE 3 of the Corporation’s Restated Articles of Organization be, and hereby is, amended to read as follows:

3. The total number of shares and the par value, if any, of each class of stock that the Corporation shall be authorized to issue is as follows: 1,000,000 shares of Preferred Stock, $0.01 par value per share, and 500,000,000 shares of Common Stock, $0.01 par value per share.

To change the number of shares and the par value, *if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common: 0     Common:     300,000,000     $ 0.01

Preferred: 0     Preferred:     1,000,000     $ 0.01

Total authorized after amendment:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common: 0     Common:     500,000,000     $ 0.01

Preferred: 0     Preferred:     1,000,000     $ 0.01

(7) The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

THE COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT
(General Laws, Chapter 156D, Section 10.06;950 CMR 113.34)

I hereby certify that upon examination of these articles of amendment, it appears that the provision of the General Laws relative thereto have been compiled with, and the filing fee in the amount of $200,000 having been paid, said articles are deemed to have been filed with me this 11th day of June, 2015, at 2:21 p.m.
time

    Effective date: ______________________________________________
(must be within 90 days of date submitted)

/S/ WILLIAM FRANCIS GALVIN

                 WILLIAM FRANCIS GALVIN
                 Secretary of the Commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

TO BE FILLED IN BY CORPORATION
Contact Information

MICHAEL J. LACASCIA
50 NORTHERN AVENUE
BOSTON, MASSACHUSETTS 02210
Telephone: (617) 961-7018
Email: MICHAEL_LACASCIA@VRTX.COM

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor.
If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth, Corporations Division
One Ashburton Place, 17th floor
Boston, MA 02108-1512
Telephone: (617) 727-9640

ARTICLES OF AMENDMENT
(General Laws, Chapter 156D, Section 10.06;950 CMR 113.34)

Identification Number: 043039129

(1) Exact name of corporation: Vertex Pharmaceuticals Incorporated

(2) Registered office address: 50 Northern Avenue Boston MA 02110 USA
(number, street, city or town, state, zip code)

(3) These articles of amendment affect article(s): 6
(specify the number(s) of article(s) being amended (I-VI))

(4) Date adopted: June 8, 2017

(5) Approved by:

(check appropriate box)

    ☐ the incorporators

☐ the board of directors without shareholder approval and shareholder approval was not required.

☒ the board of directors and the shareholders in the manner required by law and the articles of organization.

(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

ARTICLE I
The exact name of the corporation, as amended, is:
(Do not state Article I if it has not been amended.)

ARTICLE II

The purpose of the corporation, as amended, is to engage in the following business activities:
(Do not state Article II if it has not been amended.)

ARTICLE III
Amendments to Article III cannot be filed on-line at this time.

ARTICLE IV
If more than one class of stock is authorized, state a distinguishing designation for each class, if amended. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the Business Entity must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established within any class.
(Do not state Article IV if it has not been amended.)

ARTICLE V
As amended, the restrictions imposed by the Articles of Organization upon the transfer of shares of stock of any class are:
(Do not state Article V if it has not been amended.)

ARTICLE VI
As amended, other lawful provisions for the conduct and regulation of the business and affairs of the business entity, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the business entity, or of its directors or stockholders, or of any class of stockholders:
(Do not state Article VI if it has not been amended.)

Article VI.

A. Amendment of By-Laws.
To the extent and the manner provided in the By-Laws, the Board of Directors may make, amend, or repeal the By-Laws in whole or in part, except with respect to any provision thereof which by law or by the By-Laws requires action by the stockholders.

B. Meetings of Stockholders.
To the extent and in the manner provided in the By-Laws, meetings of the stockholders may be held anywhere within the Commonwealth of Massachusetts or elsewhere in the United States.

C. Partnership Agreements.
The Corporation may enter into partnership agreements (general or limited) and joint ventures with any person, firm, association, or corporation engaged in carrying on any business in which the Corporation is authorized to engage, or in connection with carrying out all or any of the purposes of the Corporation.

D. Liability of Directors.
No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of laws, (iii) under Section 61 or 62 of the Business Corporation Law, Chapter 156B, of the Commonwealth of Massachusetts, or (iv) for any transactions from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

E. Board of Directors.
1. Number, Election and Terms. Subject to the rights of the holders of any series of Preferred Stock to elect directors who shall serve for such term and have such voting powers as shall be provided in Article 4 of these Articles, the Board of Directors shall consist of such number of persons as shall be provided in the Corporation's By-Laws. The Board of Directors currently is classified with respect to the time for which its members severally hold office by division into three classes, as nearly equal in number as possible. Each director shall hold office until the annual meeting for the year in which such director's term expires and until such director's successor shall be elected and qualified, subject to prior death, resignation, retirement or removal. At the 2017 annual meeting of stockholders of the Corporation, the successors to the directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the 2020 annual meeting of stockholders; at the 2018 annual meeting of stockholders, the successors to the directors whose terms expire at that meeting shall be elected for terms expiring at the 2019 annual meeting of stockholders; and at the 2019 annual meeting of shareholders, the successors to the directors whose terms expire at that meeting shall be elected for terms expiring at the 2020 annual meeting of stockholders. Thereafter all directors shall be elected for terms expiring at the next annual meeting of stockholders and until their successors shall be elected and qualified, subject to prior death, resignation, retirement or removal. No director need be a stockholder.

2. Nomination. Advance notice of nominations for the election of directors, other than by the Board of Directors or a committee thereof, shall be given within the time and in the manner provided in the By-Laws.

3. Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Director. Each director chosen to fill a newly created directorship resulting from an increase in the number of directors shall be elected for a term expiring at the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified. Each director chosen to fill a vacancy on the Board of Directors resulting from death, resignation, disqualification, removal, or other cause shall hold office for the remainder of the full term of office of the director who is being succeeded and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

4. Removal of Directors. Any director may be removed from office by stockholder vote at any time, but only for cause, by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Any director may also be removed from office for cause by vote of a majority of the directors then in office.

5. Directors Elected by Holders of Preferred Stock. Whenever the holders of any class or series of Preferred Stock or of any other class or series of shares issued by the Corporation shall have the right, voting separately as a class or series, to elect one or more directors under specified circumstances, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of these Articles applicable to such class or series, and none of the provisions of this Part E shall apply with respect to directors so elected.

6. Amendment, Repeal, etc. Notwithstanding any other provision of these Articles to the contrary, the affirmative vote of the holders of at least 80% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, or repeal this Part E or any provision thereof.

The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:
Later Effective Date:     Time:

Signed by: /s/ Jeffrey M. Leiden, its President

on this 12         day of June                , 2017        .

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that upon examination of this document, duly submitted to me, it appears that the provision of the General Laws relative to corporations have been compiled with, and I hereby approve said articles, and the filing fee having been paid, said articles are deemed to have been filed with me on day of June 12, 2017, at 09:54 a.m.
time

/S/ WILLIAM FRANCIS GALVIN

                 WILLIAM FRANCIS GALVIN
                 Secretary of the Commonwealth

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT
(General Laws, Chapter 156D, Section 10.06; 950 CMR 113.34)

(1) Exact name of corporation: Vertex Pharmaceuticals Incorporated

(2) Registered office address: 50 Northern Avenue Boston MA 02210 USA
(number, street, city or town, state, zip code)

(3) These articles of amendment affect article(s): 6
(specify the number(s) of article(s) being amended (I-VI))

(4) Date adopted: May 17, 2018

(5) Approved by:

(check appropriate box)

    ☐ the incorporators

☐ the board of directors without shareholder approval and shareholder approval was not required.

☒ the board of directors and the shareholders in the manner required by law and the articles of organization.

(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

See Exhibit A.

To change the number of shares and the par value, *if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common:     Common:

Preferred:     Preferred:

Total authorized after amendment:

    WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------         ---------------------------------
NUMBER OF        NUMBER OF
TYPE SHARES    TYPE    SHARES    PAR VALUE
--------------- ---------    ---------    ---------    ---------

Common:     Common:

Preferred:     Preferred:

(7) The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

Signed by: /s/ Jeffrey Leiden                            ,

☒ Chairman of the board of directors,
☒ President,
☐ Other officer,
☐ Court-appointed fiduciary,

Exhibit A

ARTICLE 6

A. Amendment of By-Laws

To the extent and the manner provided in the By-Laws, the Board of Directors may make, amend, or repeal the By-Laws in whole or in part, except with respect to any provision thereof which by law or by the By-Laws requires action by the stockholders.

B. Meetings of Stockholders

To the extent and in the manner provided in the By-Laws, meetings of the stockholders may be held anywhere within the Commonwealth of Massachusetts or elsewhere in the United States.

C. Partnership Agreements

The Corporation may enter into partnership agreements (general or limited) and joint ventures with any person, firm, association, or corporation engaged in carrying on any business in which the Corporation is authorized to engage, or in connection with carrying out all or any of the purposes of the Corporation.

D. Liability of Directors

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of laws, (iii) under Section 61 or 62 of the Business Corporation Law, Chapter 156B, of the Commonwealth of Massachusetts, or (iv) for any transactions from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

E. Board of Directors

1.Number, Election and Terms. Subject to the rights of the holders of any series of Preferred Stock to elect directors who shall serve for such term and have such voting powers as shall be provided in Article 4 of these Articles, the Board of Directors shall consist of such number of persons as shall be provided in the Corporation’s By-Laws. The Board of Directors currently is classified with respect to the time for which its members severally hold office by division into three classes, as nearly equal in number as possible. Each director shall hold office until the annual meeting for the year in which such director’s term expires and until such director’s successor shall be elected and qualified, subject to prior death, resignation, retirement or removal. At the 2017 annual meeting of stockholders of the Corporation, the successors to the directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the 2020 annual meeting of stockholders; at the 2018 annual meeting of stockholders, the successors to the directors whose terms expire at that meeting shall be elected for terms expiring at the 2019 annual meeting of stockholders; and at the 2019 annual meeting of shareholders, the successors to the directors whose terms expire at that meeting shall be elected for terms expiring at the 2020 annual meeting of stockholders. Thereafter all directors shall be elected for terms expiring at the next annual meeting of stockholders and until their successors shall be elected and qualified, subject to prior death, resignation, retirement or removal. No director need be a stockholder.

2.Nomination. Advance notice of nominations for the election of directors, other than by the Board of Directors or a committee thereof, shall be given within the time and in the manner provided in the By-Laws.

3.Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Director. Each director chosen to fill a newly created directorship resulting from an increase in the number of directors shall be elected for a term expiring at the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified. Each director chosen to fill a vacancy on the Board of Directors resulting from death, resignation, disqualification, removal, or other cause shall hold office for the remainder of the full term of office of the director who is being succeeded and until such director’s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

4.Removal of Directors. Any director may be removed from office by stockholder vote at any time, but only for cause, by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Any director may also be removed from office for cause by vote of a majority of the directors then in office.

5.Directors Elected by Holders of Preferred Stock. Whenever the holders of any class or series of Preferred Stock or of any other class or series of shares issued by the Corporation shall have the right, voting separately as a class or series, to elect one or more directors under specified circumstances, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of these Articles applicable to such class or series, and none of the provisions of this Part E shall apply with respect to directors so elected.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that upon examination of this document, duly submitted to me, it appears that the provision of the General Laws relative to corporations have been compiled with, and I hereby approve said articles, and the filing fee having been paid, said articles are deemed to have been filed with me on:
May 21, 2018 11:29 AM

/S/ WILLIAM FRANCIS GALVIN
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth